Exhibit 99.4


                           CONSENT OF JERRY R. ENGLE

     Pursuant to Rule 438 of the General Rules and Regulations under the Securities Act of 1933, as amended, I hereby consent to being named in the Joint Proxy Statement/Prospectus included in the Registration Statement on Form S-4 to which this consent is an exhibit and confirm my consent to serve as a director of Lincoln Bancorp in such capacity.

                                        /s/ Jerry R. Engle
                                        ----------------------------------------
                                        Jerry R. Engle

Date: April 21, 2004





                           CONSENT OF R.J. McCONNELL

     Pursuant to Rule 438 of the General Rules and Regulations under the Securities Act of 1933, as amended, I hereby consent to being named in the Joint Proxy Statement/Prospectus included in the Registration Statement on Form S-4 to which this consent is an exhibit and confirm my consent to serve as a director of Lincoln Bancorp in such capacity.

                                        /s/ R.J. McConnell
                                        ----------------------------------------
                                        R.J. McConnell

Date: April 21, 2004





                           CONSENT OF FRANK A. ROGERS

     Pursuant to Rule 438 of the General Rules and Regulations under the Securities Act of 1933, as amended, I hereby consent to being named in the Joint Proxy Statement/Prospectus included in the Registration Statement on Form S-4 to which this consent is an exhibit and confirm my consent to serve as a director of Lincoln Bancorp in such capacity.

                                        /s/ Frank A. Rogers
                                        ----------------------------------------
                                        Frank A. Rogers

Date: April 21, 2004